                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 29 October 1999, included and incorporated by reference in Air Products and Chemicals, Inc.'s, Form 10-K for the year ended 30 September 1999 and to all references to our Firm included in this Registration Statement.





                                                    ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
24 January 2000







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